NEUBERGER BERMAN EQUITY FUNDS
Neuberger Berman Focus Fund

Supplement to the Prospectus dated December 16, 2001

The fund's board of trustees has determined that it would be beneficial for the fund to change its classification from a "diversified" mutual fund to a "non-diversified" mutual fund under the Investment Company Act of 1940, and to make a corresponding change in the fund's investment limitations. This proposal to change the classification of the fund will be submitted to shareholders for approval at a meeting held on March 30, 2001.

The purpose of this change is to provide the fund with greater flexibility in portfolio management and permit the fund to take full advantage of the portfolio management and research resources that are used in implementing the fund's current investment strategy.

Only shareholders of Neuberger Berman Focus Fund as of February 5, 2001 are entitled to vote at the March 30, 2001 meeting. If you did not own shares of the fund on that date, you will not receive proxy materials. However, sometime after the meeting you will receive a new prospectus reflecting the change if it is approved. As always, we urge you to read it carefully. Among other things, it will describe any risk associated with newly approved changes to the investment program of your fund.

The Date of this Supplement is February 5, 2001.

NEUBERGER BERMAN
Neuberger Berman Management
605 Third Avenue, 2nd Floor
New York, NY  10158-0180